Exhibit 10.2

SALE OF GOVERNMENT PROPERTY AMENDMENT OF INVITATION FOR BIDS/MODIFICATION OF CONTRACT

1. AMENDMENT TO INVITATION FOR BIDS NO.: 99-4001-0004		2. EFFECTIVE DATE	PAGE 1 OF 2 PAGES
SUPPLEMENTAL AGREEMENT NO.: 6
3. ISSUED BY DEFENSE REUTILIZATION AND MARKETING SERVICE ATTN: DRMS-BBS 74 WASHINGTON AVE. N. BATTLE CREEK, MI 49017-3092		4. NAME AND ADDRESS WHERE BIDS ARE RECEIVED DEFENSE REUTILIZATION AND MARKETING SERVICE ATTN: DRMS-BBS 74 WASHINGTON AVE. N. BATTLE CREEK, MI 49017-3092
5. ☐ AMENDMENT OF INVITATION FOR BIDS NO. (See item 6)	DATED	☑ MODIFICATION OF CONTRACT NO. (See item 8) 994001-00004	DATED 05/12/07

6.     THIS BLOCK APPLIES ONLY TO AMENDMENTS OF INVITATIONS FOR BIDS

          The above numbered invitation for bids is amended as set forth in Item 9.  Bidders must acknowledge receipt of this amendment unless indicated otherwise in item 11 prior to the hour and date specified in the invitation for bids, or as amended, by one of the following methods:

          (a)  By signing and returning _____0_____ copies of this amendment;

          (b)  By acknowledging receipt of this amendment on each copy of the bid submitted; or

          (c)  By separate letter or telegram which includes a reference to the invitation for bids and amendment number.

          FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED   MAY RESULT IN REJECTION OF YOUR BID.  If by virtue of this amendment you desire to change a bid already submitted, such change may be  made by telegram or letter, provided such telegram or letter makes reference to the invitation for bids and this amendment, and is received prior to the  opening hour and date specified.

7. ACCOUNTING AND APPROPRIATION DATE (If required)
8. THIS APPLIES ONLY TO MODIFICATION OF CONTRACTS This Supplemental Agreement is entered into pursuant to authority of MUTUAL AGREEMENT

9.     DESCRIPTION OF AMENDMENT/MODIFICATION (Except as provided below all terms and conditions of the document referenced in item 6 remain in full force and effect)

Whereas Contract 99-4001-0004 was entered into on June 9, 2005 by and between the United States of America, hereinafter referred to as the Government and Liquidity Services, Inc. hereinafter referred to as the contractor, and DOD Surplus, LLC formed by the contractor to serve as the entity that processes DRMS assets, hereinafter referred to as the Purchaser, and Whereas the contract involved the follow item in Invitation for Bid 99-4001:

0001:  All scrap material located in the continental United States (other than Tennessee and the Carolinas) and in Alaska that is demilitarization code A, B, E, or Q or that is subject to demilitarization as a condition of sale other than material and items in the list of excluded SCLs and FSCs set forth in Part IV.  Contract performance is 7 years with three one year renewal option periods.

THE HOUR AND DATE FOR RECEIPT OF BIDS           ☐      IS NOT EXTENDED,         ☐     IS EXTENDED UNTIL              O’CLOCK             M

(LOCAL TIME)                DATE

10. BIDDER/PURCHASE NAME AND ADDRESS (Include zip Code) DOD Surplus, LLC 15051 N. Kierland Blvd. Third Floor Scottsdale, AZ 85254		11. ☐ BIDDER IS NOT REQUIRED TO SIGN THIS DOCUMENT ☒ PURCHASER IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN ORIGINAL AND 0 COPIES TO THE ISSUING OFFICE
12. SIGNATURE FOR BIDDER/PURCHASER BY /s/ Thomas B. Burton (Signature of person authorized to sign)		15. UNITED STATES OF AMERICA BY /s/ Gregory E. Ortiz (Signature of Contracting Officer)
13. NAME AND TITLE OF SIGNER (type or print) Thomas B. Burton, President	14. DATE SIGNED 5-20-07	16. NAME OF CONTRACTING OFFICER (type or print) GREGORY E. ORTIZ	17. DATE SIGNED 5/21/07
AUTHORIZED FOR LOCAL REPRODUCTION		STANDARD FORM 114d (REV. 1-84)
Previous edition is usable		Prescribed by GSA PPRM (41 CRF) 101-45.3.

DRMS CONTRACT NUMBER 99-4001-0004
Supplemental Agreement 6

WHEREAS, Part II, Section B, Product Pool and Property Flow states in pertinent part that:

The property in the Product Pool is all “scrap” material, and all items that are subject to “Demilitarization as a Conditions of Sale,” for which DRMS is accountable, other than material and items in the list of excluded SCLs and FSCs set forth in Part IV, with DEMIL Codes “A,” “B,” “E,” or “Q” or that are subject to “Demilitarization as a Condition of Sale,” that become available in the Continental United States (other than Tennessee and the Carolinas) or in Alaska.

WHEREAS, the contract currently does not cover either Hawaii and Guam, albeit these sites are all in close proximity to the existing sites on the Commercial Venture (CV) contract which covers DRMS’s usable property, and, WHEREAS, in the interest of achieving cost savings for both, the Purchaser and the Agency, as was used for the rational of the consolidation for the Scrap Venture (SV) and CV contract, executed in Supplemental Agreement 1 under this contract, the parties hereto mutually agree to modify Part II, Section B. to include Hawaii and Guam into the contract property stream.

NOW, THEREFORE, it is mutually agreed between the two parties hereto to this modification that:

1.               Part II, Section B. is hereby modified to include Hawaii and Guam into the Scrap Venture property stream.

2.               Purchaser to implement scrap operations for both sites no later than 60 days after effective date of modification.

3.               Purchaser agrees to pay for all property received at the original bid price of $0.0001 per pound and that revenue distributions will maintain the current split of 23/75.2/1.8 as outlined in Supplemental Agreement 5, paragraphs 5 and 6

4.               All other applicable terms and conditions of the contract remain in effect, including but not limited to Parts I-VI, and Articles One (1) through Twenty-Three (23); and Supplemental Agreements 1-5 remain in effect

5.               This modification will become effective upon the date of the last affixed signature to this modification.

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